UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9356 (Commission File Number)	23-2432497 (IRS Employer Identification No.)

One Greenway Plaza
Suite 600
Houston, Texas	77046
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former name or former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Limited partner units representing limited partnership interests	BPL	New York Stock Exchange

Item 8.01  Other Events.

On May 10, 2019, Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership” or “Buckeye”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hercules Intermediate Holdings LLC, a Delaware limited liability company and an affiliate of IFM Global Infrastructure Fund (“IFM”) (“Parent”), Hercules Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), Buckeye Pipe Line Services Company, a Pennsylvania corporation (“ServiceCo”), and Buckeye GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). The Merger Agreement, which has been unanimously approved by the Board of Directors of the General Partner (the “Board”) on behalf of the Partnership, provides for the merger of Merger Sub with and into the Partnership (the “Merger”), with the Partnership surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each of the Partnership’s issued and outstanding units representing limited partner interests in the Partnership (the “Partnership Units”) (other than Partnership Units owned immediately prior to the Effective Time by the Partnership, by Parent or any of its subsidiaries or under certain circumstances by ServiceCo ), will be converted into the right to receive $41.50 in cash per Partnership Unit (the “Merger Consideration”), without interest. Completion of the Merger is subject to customary closing conditions, including the approval of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Partnership Units entitled to vote thereon and certain regulatory approvals. After the Merger, the Partnership will cease to be publicly traded.

A copy of the joint press release issued by the Partnership and IFM announcing the execution of the Merger Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Buckeye. In connection with the proposed acquisition, Buckeye intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. Buckeye’s unitholders are urged to read all relevant documents filed with the SEC, including Buckeye’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and unitholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Buckeye at http://www.buckeye.com/InvestorCenter/SECFilings/tabid/222/Default.aspx or by directing a request to Buckeye’s Investor Relations Department at 800-422-2825 or irelations@buckeye.com.

Participants in the Solicitation
Buckeye and its respective directors, executive officers, general partners, limited partners and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from Buckeye’s unitholders in favor of the proposed transaction. Information about the directors and executive officers of Buckeye’s general partner is set forth in Buckeye’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Limited Partners, which was filed with the SEC on April 17, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of Buckeye’s unitholders generally, will also be included in Buckeye’s proxy statement relating to the proposed transaction, when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this communication includes “forward-looking statements.” All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as “proposed,” “anticipate,” “project,” “potential,” “could,” “should,” “continue,” “estimate,” “expect,” “may,” “believe,” “will,” “plan,” “seek,” “outlook” and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (i) changes in federal, state, local and foreign laws or regulations to which Buckeye is subject, including those governing pipeline tariff rates and those that permit the treatment of Buckeye as a partnership for federal income tax purposes; (ii) terrorism and other security risks, including cyber risk, adverse weather conditions, including hurricanes, environmental releases and natural disasters; (iii) changes in the marketplace for Buckeye’s products or services, such as increased competition, changes in product flows, better energy efficiency or general reductions in demand; (iv) adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; (v) shutdowns or interruptions at Buckeye’s pipeline, terminalling, storage and processing assets or at the source points for the products Buckeye transports, stores or sells; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of Buckeye’s assets; (vii) volatility in the price of liquid petroleum products; (viii) nonpayment or nonperformance by Buckeye’s customers; (ix) Buckeye’s ability to integrate acquired assets with its existing assets and to realize anticipated cost savings and other efficiencies and benefits; (x) Buckeye’s ability to successfully complete its organic growth projects and to realize the anticipated financial benefits; (xi) the risk that the proposed Merger with Hercules Intermediate Holdings LLC may not be completed in a timely manner or at all; (xii) Buckeye’s failure to receive, on a timely basis or otherwise, the required approval of the proposed Merger with Hercules Intermediate Holdings LLC by Buckeye’s unitholders; (xiii) the possibility that competing offers or acquisition proposals for Buckeye will be made; (xiv) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require Buckeye to pay a termination fee or other expenses; (xvi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Buckeye’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (xvii) risks related to diverting management’s attention from Buckeye’s ongoing business operations; (xviii) the risk that unitholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs to defend or resolve; (xix) the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; and (xx) the cautionary discussion of risks and uncertainties detailed in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the SEC on February 15, 2019) and other risk factors identified herein or from time to time in Buckeye’s periodic filings with the SEC. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of Buckeye’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this communication are qualified by these cautionary statements, and Buckeye cannot assure you that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on Buckeye or its business or operations.

The forward-looking statements contained in this communication speak only as of the date hereof. Although the expectations in the forward-looking statements are based on Buckeye’s current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Buckeye undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Buckeye or any person acting on Buckeye’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication and in Buckeye’s future periodic reports filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication may not occur.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 10, 2019

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its General Partner
/s/ Todd J. Russo
	Name:	Todd J. Russo
	Title:	Senior Vice President, General Counsel and Secretary

Dated: May 10, 2019